UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2015

Camden National Corporation (Exact name of registrant as specified in its charter)

Maine	01-28190	01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 16, 2015, Camden National Corporation (“Camden”) completed its previously announced acquisition of SBM Financial, Inc. (“SBM”) through a two-step merger involving a wholly owned subsidiary of Camden, Atlantic Acquisitions, LLC (“Merger LLC”), with Camden as the surviving corporation (the “Merger”) pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of March 29, 2015 (the “Merger Agreement”), among Camden, Merger LLC, and SBM. Additionally, The Bank of Maine, a wholly owned subsidiary of SBM, merged with and into Camden National Bank, a wholly owned subsidiary of Camden, with Camden National Bank continuing as the surviving bank.

Pursuant to the Merger Agreement, each share of SBM common stock outstanding at the effective time of the Merger was converted into the right to receive, at the election of the stockholder and subject to the allocation and proration procedures described in the Merger Agreement, either $206.00 in cash or 5.421 shares of Camden common stock; provided that 80% of the SBM shares outstanding immediately prior to the effective time of the Merger were converted into the right to receive Camden common stock and the remaining SBM shares were converted into the right to receive cash. The total consideration payable by Camden is approximately $134.7 million, consisting of (i) approximately $26.1 million in cash and (ii) 2,749,762 shares of Camden common stock valued at approximately $108.6 million based on the October 16, 2015 closing price of $39.48 per share.

This description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to Camden’s Current Report Form 8-K filed with the Securities and Exchange Commission on March 30, 2015, and is incorporated herein by reference.

A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Mr. David J. Ott and Mr. Carl J. Soderberg were appointed to the Boards of Directors of Camden and Camden National Bank, effective upon the completion of the Merger. The Merger Agreement provided that immediately upon the effective time of the Merger, Camden and Camden National Bank would expand their respective Boards of Directors by two seats and appoint two members of the SBM board of directors, as mutually agreed by Camden and SBM. Effective October 16, 2015, (1) the sizes of the Camden Board of Directors and the Camden National Bank Board of Directors were each expanded by two seats, and (2) Messrs. Ott and Soderberg were each appointed to serve as directors of Camden and Camden National Bank. Mr. Ott will serve as a member of the Audit Committee of Camden and the Director’s Loan Review Committee of Camden National Bank. Mr. Soderberg will serve as a member of the Governance and Risk Committee of Camden and the ALCO Committee of Camden National Bank.

Messrs. Ott and Soderberg will be entitled to receive the same compensation paid to the non-employee directors of Camden, which currently consists of annual retainers, fees for attendance at meetings and annual equity grants made under the Independent Directors’ Equity Compensation Program. Messrs. Ott and Soderberg will also have the option to participate in the Directors Deferred Compensation Plan on the same terms offered to all other non-employee directors of Camden.

Item 9.01	Financial Statements and Exhibits

 (a)    Financial Statements of Businesses Acquired.

The following audited financial statements of SBM Financial, Inc. are attached as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

1.	Independent Auditor’s Report

2.	Consolidated Balance Sheets as of December 31, 2014 and 2013

3.	Consolidated Statements of Operations for the Years Ended December 31, 2014, 2013 and 2012

4.	Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2014, 2013 and 2012

5.	Consolidated Statements of Changes in Equity Capital for the Years Ended December 31, 2014, 2013 and 2012

6.	Consolidated Statements of Cash Flows for the Years Ended December 31, 2014, 2013 and 2012

7.	Notes to Consolidated Financial Statements

The following unaudited interim period financial statements of SBM Financial, Inc. are attached as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference:

1.	Consolidated Balance Sheets as of June 30, 2015 and December 31, 2014

2.	Consolidated Statements of Income for the Three and Six Months Ended June 30, 2015 and 2014

3.	Consolidated Statements of Comprehensive Income for the Three and Six Months Ended June 30, 2015 and 2014

4.	Consolidated Statements of Changes in Equity Capital for the Six Months Ended June 30, 2015 and 2014

5.	Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2015 and 2014

6.	Notes to the Consolidated Financial Statements

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information relating to Camden National Corporation’s acquisition of SBM Financial, Inc. are attached hereto as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference:

1.	Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of June 30, 2015

2.	Unaudited Pro Forma Combined Consolidated Statements of Income for the Twelve Months Ended December 31, 2014

3.	Unaudited Pro Forma Combined Consolidated Statements of Income for the Six Months Ended June 30, 2015

4.	Footnotes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements

(d) Exhibits.

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of March 29, 2015, among Camden National Corporation, Atlantic Acquisitions, LLC and SBM Financial, Inc. (filed as Exhibit 2.1 to Camden’s Current Report on Form 8-K filed on March 30, 2015 and incorporated herein by reference)

23.1	Consent of Berry Dunn McNeil & Parker, LLC
23.2	Consent of Berry Dunn McNeil & Parker, LLC
99.1	Press release dated October 19, 2015
99.2	Audited financial statements of SBM Financial, Inc. for the years ended December 31, 2014, 2013 and 2012
99.3	Unaudited financial statements of SBM Financial, Inc. for the three and six months ended June 30, 2015 and 2014
99.4	Unaudited pro forma combined condensed consolidated financial statements as of June 30, 2015 and for the twelve months ended December 31, 2014 and six months ended June 30, 2015

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2015

CAMDEN NATIONAL CORPORATION (Registrant)

By:	/s/ DEBORAH A. JORDAN
Deborah A. Jordan Chief Operating Officer, Chief Financial Officer and Principal Financial & Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, dated as of March 29, 2015, among Camden National Corporation, Atlantic Acquisitions, LLC and SBM Financial, Inc. (filed as Exhibit 2.1 to Camden’s Current Report on Form 8-K filed on March 30, 2015 and incorporated herein by reference)

23.1	Consent of Berry Dunn McNeil & Parker, LLC
23.2	Consent of Berry Dunn McNeil & Parker, LLC
99.1	Press release dated October 19, 2015
99.2	Audited financial statements of SBM Financial, Inc. for the years ended December 31, 2014, 2013 and 2012
99.3	Unaudited financial statements of SBM Financial, Inc. for the three and six months ended June 30, 2015 and 2014
99.4	Unaudited pro forma combined condensed consolidated financial statements as of June 30, 2015 and for the twelve months ended December 31, 2014 and six months ended June 30, 2015

*	Previously filed